ARBOR

Arbor Realty Trust, Inc.

Investor Presentation

October 2026



Legal Disclosures

This presentation and the information contained herein (together, this "Presentation") are for the benefit of the stockholders of Arbor Realty Trust, Inc. (together with its direct and indirect subsidiaries, "we," "us," "our," "Arbor," or the "Company"). This Presentation is solely for informational purposes and is not all inclusive and may not contain all of the information required in order to evaluate the Company. This Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire securities of the Company, nor shall there be any sale of securities in any state or other jurisdiction to any person or entity to which it is unlawful to make such offer, solicitation or sale in such state or jurisdiction.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. We use words such as "anticipate," "expect," "believe," "intend," "should," "could," "will," "may," "target" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. These forward-looking statements involve risks, uncertainties and other factors that may cause our actual results in future periods to differ materially from forecasted results. Factors that could have a material adverse effect on our results of operations, financial condition and future prospects include, but are not limited to, changes in economic, macroeconomic and geopolitical conditions generally, and the real estate market specifically; adverse changes in our status with government-sponsored enterprises affecting our ability to originate loans through such programs; changes in interest rates; the quality and size of the investment pipeline and the rate at which we can invest our cash; impairments in the value of the collateral underlying our loans and investments; inflation; changes in federal and state laws and regulations, including changes in tax laws; the availability and cost of capital for future investments; competition; and other risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other periodic reports we file with the U.S. Securities and Exchange Commission from time to time. Undue reliance should not be placed on the forward-looking statements in this Presentation, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

Non-GAAP Financial Measures

This Presentation includes certain financial information that is not required by, or presented in accordance with U.S. generally accepted accounting principles ("GAAP"), including Distributable Earnings. These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's current financial performance and its prospects for the future. These non-GAAP financial measures are used by management to assess the Company's performance, allocate resources and plan for future periods. These non-GAAP financial measures should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies. Refer to the slide "Historical Reconciliation of Distributable Earnings to GAAP Net Income (Loss)" for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

Arbor is a Leading Commercial Mortgage REIT with a Differentiated Business Model

Business

- **Arbor Realty Trust** is an internally-managed mortgage REIT with a premium operating platform and unique business model, consisting of two primary business platforms:
  - Structured Loan Origination and Investment
  - Agency Loan Origination and Servicing
- Complementary operating platforms with diversified, counter-cyclical and recurring income streams
  - Balance sheet loans provide **strong risk-adjusted returns**
  - Balance sheet runoff naturally **feeds GSE/Agency pipeline**
    - Historically, ~50% of balance sheet runoff is recaptured into Agency production
  - Agency business is **capital-light with high barriers to entry**, resulting in sizeable earnings and cash flows
  - Servicing business generates significant **prepayment protected annual revenue** with 6-year weighted average remaining life
- Best-in-class, highly aligned senior management team with significant ownership (~12%)

Platform

Multiple revenue opportunities across borrower's life cycle


Bridge and mezzanine loans
GSE loan origination
Construction loans
GSE loan servicing

- ***Customer-Centric Approach:*** *Commitment to nurture long-term relationships, leading to multiple successful loan engagements over the years*
- ***Proven Track Record:*** *Impressive number of repeat borrowers and sponsors, who consistently demonstrate strong operational capabilities and reliable loan repayment*
- ***Consistent Excellence:*** *Symbiotic businesses outperform through the cycle*

Source: Company filings (As of September 30, 2026)
1) Trust preferred securities "TruPS" included as equity

Arbor has a 40+ Year Track Record of Excellence in the Multifamily Lending Sector

- **1983** – Arbor National Mortgage founded by Ivan Kaufman. The company ultimately grows to greater than 1,200 employees in 8 states
- **1992** – Arbor National Mortgage goes public under the name Arbor National Holdings
- **1993** – Arbor Commercial Mortgage (ACM) established as the commercial real estate finance subsidiary of Arbor National Holdings
- **1995** – Arbor National Holdings is sold to Bank of America; Ivan Kaufman retains ACM
- **1996** – ACM obtains Fannie Mae DUS Seller/Servicer license, one of 25 granted in the country
- **2004** – Arbor Realty Trust (NYSE: ABR) goes public completing a $135M IPO
- **2008** – We believe Arbor is the only commercial mortgage REIT to successfully manage its securitization vehicles during the recession without any defaults or losses to its investors
- **2012** – Arbor is one of the first commercial REITs to access securitization market post-2008 recession through collateralized loan obligations (CLOs)
- **2014** – ACM receives Freddie Mac Seller/Servicer designation and becomes one of three nationwide lenders to offer the Freddie Mac Small Balance Loan (SBL) product
- **2017** – Arbor completes the acquisition of ACM's agency lending platform, integrating both the structured and agency business
- **2018** – Arbor begins development of its Single-Family Rental "SFR" platform
- **2023** – Arbor launches Arbor Private Construction, a new construction financing product that complements the full suite of GSE financing options for construction-ready multifamily projects
- **2024** – Arbor wins the #1 DUS Multifamily Lender Excellence in Operations award, the #1 Top Lender of Workforce Housing Rent Preservation, and is a top 10 DUS Multifamily Lender for the 18th year in a row

Over 30 years, ABR has transformed into a full-service multifamily loan originator that can support all aspects of commercial development

Fannie Mae	Fannie Mae	Freddie Mac	Freddie Mac	Fannie Mae
TOP 10	TOP 5	TOP 3	#1	#1
2025	2025	2025	2024	2024
DUS® Multifamily Lender 19th Year in a Row	Small Loan Lender, 8th Year in a Row	Small Balance Loan Lender	Top Lender of Workforce Housing Rent Preservation	DUS® Multifamily Lender Excellence in Operations

Source: Company website, Company filings (As of September 30, 2026)

We Believe Arbor is the Only Multifamily Mortgage Lender to Survive the Great Financial Crisis

Peer group pre-GFC

ARBOR – Arbor Realty Trust, Inc.
NorthStar Realty Finance
RAIT Financial Trust
iStar
Newcastle Investment Corp.
CapitalTrust Holdings
Gramercy Property Trust

Timeline

2008: Despite the Great Financial Crisis, Arbor announces record earnings and a significant increase to overall capital structure liquidity

2009: Arbor pays down approximately $189M in warehouse and term debt outstanding, and successfully restructures all outstanding Trust Preferred Securities

2010: Arbor retires all short-term recourse debt, refinances and modifies a significant amount of the underlying portfolio, monetizes non-performing and unencumbered assets, and increases liquidity by utilizing non-recourse CDO vehicles

2012: As a result of transforming its balance sheet proactively and prioritizing liquidity, Arbor is one of the first commercial mortgage REITs to access the securitization market post Great Financial Crisis

Peer group post-GFC

ARBOR – Arbor Realty Trust, Inc.
KKR Real Estate Finance Trust
Blackstone Mortgage Trust
LC Ladder Capital
Apollo Commercial Real Estate Finance
Starwood Property Trust

Commentary

*"We will continue to **aggressively manage our legacy issues** and credit facilities and **focus heavily on liquidity, capital retention and reducing our short term borrowings** during this significant down turn"*

*– **Ivan Kaufman, CEO & Chairman** (November 2008)*

"We believe that this is an environment where there'll be a huge differentiation and perhaps a lot of the weaker companies will disappear ... we just have to stick to building our business and utilizing these opportunities"

*– **Ivan Kaufman, CEO & Chairman** (February 2008)*

- ✓ ***Prudent Capital Management:*** *Arbor aggressively managed struggling credit facilities*
- ✓ ***Capital Retention:*** *Arbor prioritized capital retention and reducing short-term borrowing to focus on liquidity during an uncertain economic period*
- ✓ ***Capital Restructuring:*** *Arbor significantly restructured its capital structure by retiring a significant amount of debt at deep discounts*
- ✓ ***Portfolio Management:*** *Arbor took early steps to manage the loan portfolio effectively by restructuring and monetizing loans and recording appropriate reserves*

Arbor's successful navigation of the GFC demonstrated the strength of its underwriting capabilities and resilient business model

Best-in-Class, Highly Aligned Management Team

- ✓ **Internalized, highly aligned management team with significant ownership**
- ✓ **Deep bench of talented employees**
- ✓ **Industry-leading expertise with deep-rooted relationships across commercial real estate space**
- ✓ **Best-in-class underwriting and origination capabilities**



Ivan Kaufman

- President and Chairman of Arbor Realty Trust
- 40+ years of executive leadership experience in commercial real estate
- Founded Arbor in 1983 and has been CEO and President of Arbor Commercial Mortgage LLC since 1993



Paul Elenio

- Chief Financial Officer
- 35+ years of experience in commercial real estate in operational and financial capacity
- 35+ year tenure with Arbor



Yoni Goodman

- EVP, Chief Operating Officer
- 20+ years of experience in real estate finance, multifamily loan production, and capital markets



Steven Katz

- EVP, Chief Investment Officer, Residential Financing
- 20+ years of experience in mortgage trading, securitization, banking and servicing
- 10+ year tenure with Arbor



Danny van der Reis

- EVP, Servicing and Asset Management
- 25+ years of commercial real estate experience
- Significant experience in special servicing



Jeff Lee

- EVP, Head of Agency Lending
- 30+ years of multifamily real estate finance experience
- Leads Arbor's agency lending platforms, including Fannie Mae, Freddie Mac, and FHA



Kevin Wachter

- EVP, Asset Finance and Treasury
- 20 years of capital markets and loan origination experience at institutional debt funds and mortgage REITs



Gene Kilgore

- EVP, Structured Securitization
- Significant experience in structured finance and real estate industries
- 20+ year tenure with Arbor



David Friedman

- EVP, Chief Credit Officer, Non-Agency & Head of Arbor Private Construction
- 20+ years of experience in commercial real estate lending
- Previous experience at Greystone, TD Bank, BofA and PNC Bank

Arbor has Two Distinct Yet Complementary Business Lines

	Structured Business	Agency Business
Description	▪ Originate real estate loans and hold on balance sheet ▪ Invests in the multifamily, Single-Family Rental, and commercial real estate markets	▪ Originate, sell, and service real estate loans for GSEs ▪ **Short-term assets:** Loans held-for-sale[1] ▪ **Long-term assets:** Capitalized mortgage servicing rights ("MSRs")[2]
Highlights	▪ Best-in-class balance sheet loan origination business ▪ Strong risk-adjusted returns ▪ Proprietary Single-Family Rental platform ▪ Weighted average of ~21 months to maturity[3]	▪ Capital-light business ▪ High barriers to entry ▪ Visibility on prepayment protected annual servicing fee revenue of ~$128M[4] ▪ Weighted average life of portfolio of ~6 years
Portfolio ($B)	Multifamily bridge $7.7 SFR bridge $3.5 $12.0B Structured loan portfolio Mezz and PE $0.5 APC $0.3	Fannie Mae $24.5 Freddie Mac $7.7 $36.8B GSE servicing portfolio Private Label $2.5 Other $2.1
Income streams	Interest income on loans	% of LTM Agency Net Revenue[5] ▪ Servicing fees[4] — **46%** ▪ Gain on sale of loans[1,6] — **21%** ▪ Interest earned on escrows — **16%** ▪ Interest income on loans held-for-sale[1] — **17%**
Assets ($M)	$12,993	$1,244
Liabilities ($M)	11,159	437
Book value of equity ($M)	1,201	807

Source: Company filings (As of September 30, 2026, unless otherwise noted)

1) Represents loans originated and sold under the GSE and HUD programs, which are generally transferred or sold within 60 days of loan origination, as well as Private Label loans, which are either sold instantaneously or pooled and securitized, or sold, generally within 180 days of loan origination
2) Based on the discounted expected net cash flows associated with the servicing of the loan
3) Inclusive of extension options
4) Weighted average servicing fee of 35bps on $36.8B portfolio
5) Excludes impact of MSRs net of amortization, derivative instruments, and other income
6) Includes commitment fees, broker fees, loan assumption fees, loan origination fees

Arbor's Adaptable Originations Platform Drives Industry-Leading Performance


9M26
~$4.2B
17%
5%
14%
64%
2025
~$8.4B
18%
6%
2%
14%
1%
59%
2024
~$6.8B
26%
7%
1%
2%
64%
2023
~$6.8B
1%
18%
6%
1%
74%
Bridge APL GSE/Agency Mezz/PE SFR[1] APC

Average Duration

- **GSE/Agency** – Predominately five to ten-year fixed-rate loans; includes long-dated prepayment protected servicing income creating a significant annual annuity
- **Balance Sheet** – Three to five years on average; feeds pipeline of future GSE/Agency originations
- **Single-Family Rental** – One to three years on average; offers us three turns on our capital through construction, bridge and permanent loans
- **Construction (APC) –** Multifamily product, one to three years on average; offers us three turns on our capital through construction, bridge and permanent agency loans

Source: Company filings

1) SFR totals include committed amounts that may not be fully funded

Arbor has the Leading Nationwide Agencies Origination and Servicing Platform

Total Agency Originations ($B)



Fannie Mae
Freddie Mac
FHA
Conduit
Private Label
SFR
$4.8
$6.7
$6.4
$4.8
$5.1
$4.5
$5.1
$2.7
0.7
3.3
1.0
5.0
1.5
1.0
3.4
1.4
2.9
0.8
3.8
1.8
2.4
1.9
3.0
0.7
1.8
2019
2020
2021
2022
2023
2024
2025
9M26

- ~$73.2B of Agency originations since inception in 1995
  - Highly scalable and difficult to replicate platform
  - Industry leading performance with long track record of low historical losses
  - Top 10 Fannie Mae lender for 19 years in a row; #9 in 2025

Agency Servicing Portfolio ($B)



Fannie Mae
Freddie Mac
FHA
Bridge
Private Label
SFR
$20.1
$24.6
$27.0
$28.0
$31.0
$33.5
$36.2
$36.8
4.5
14.8
4.9
18.3
4.9
19.1
5.1
19.0
5.2
21.3
6.1
22.7
7.5
24.1
7.7
24.5
CAGR: 9%
2019
2020
2021
2022
2023
2024
2025
9M26

- ~$36.8B servicing portfolio, 100% focused on multifamily
  - Generates significant prepayment protected revenue stream of ~$128M annually with 6 year weighted average remaining life
  - ~$2.0B cash/escrow balances (earns ~$69M annually)
  - ~$465M estimated fair market value of MSR with a carrying value of ~$315M

Source: Company filings (As of September 30, 2026)

Annuity-Based Business Model Drives Diversified Income Streams

Significant Long-Dated, Predictable Annual Cash Flow[1]



$185M
$117M
Structured Net Interest Income
10/1/2025
10/1/2026

Based on:	10/1/25	10/1/26
Asset Bal.	$11.7B	$12.0B
Asset Rate[2]	7.27%	6.97%
Debt Bal.	$9.9B	$10.8B
Debt Rate[2]	6.72%	6.69%



$127M
$128M
Servicing Revenue
10/1/2025
10/1/2026

Based on:	10/1/25	10/1/26
Servicing Portfolio	$35.2B	$36.8B
Servicing Rate	0.362%	0.347%



$78M
$69M
Cash/Escrow Earnings
10/1/2025
10/1/2026

Based on:	10/1/25	10/1/26
Cash/Escrow Balance	$1.9B	$2.0B
Earnings Rate	4.00%	3.48%

Other Diversified Platform Income Sources



Gain on Sale
Equity Investments
$81M
$122M
$44M
2024
2025
9M26

Based on:	2024	2025	9M26
Gain on Sale	$75M	$71M	$39M
Equity Investments	$6M	$51M	$5M

Source: Company filings (As of September 30, 2026)

1) Annualized based on September 30, 2025 and 2026 portfolio and debt balances, which may not be indicative of actual results

2) Asset and debt rates reflect "all in" amounts, which include certain fees and costs

Equity and Book Value Growth

- Over the past 6 years, total equity **increased by $1.3B** despite recording ~$440M of reserves/losses during this extended downturn
- BVPS increased 18% to $10.92 alongside 63% common equity growth
- Well ahead of peer group, which is down 34%

Equity ($M) and Book Value per Share ($)



Total Equity
Common Equity
BVPS
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$12
$10
$8
$6
100% growth
$1,323
$1,234
$9.24
$2,642
$2,008
$10.92
9/30/20
9/30/26

VALUE CREATION

+100%
Total equity
+$1.32B

+63%
Common equity
+$774M

+18%
BVPS growth
$9.24 → $10.92

- **~$440M of reserves/losses were recorded over the past 6 years, including ~$95M in Agency**
  - **~$345M related to structured loans**

Source: Company provided information. Dollars in millions except per-share data

Extensive Capital Market Reach Over the Past 3 1/2 Years

~$12.4B of Capital Markets Execution

- Across legacy CLO redemptions and new capital market transactions since 12/31/22

Ability to Unwind CLOs & Create Liquidity



$M
10,000
8,000
6,000
4,000
2,000
0
8,867
1,141
12/31/22 (7 CLOs)
Current (1 CLO)[1]

Successfully reduced legacy CLO assets by ~87%, from 7 / $8.9B to 1 / ~$1.1B over the past 3 1/2 years

Recent transactions total ~$4.7B



$M
CLO assets
Senior notes
Convertible notes
0
300
600
900
1,200
BTR CLO 1
802
CLO 20
1,050
CLO 21
763
CLO 22
825
Senior notes
900
Convertible notes
375

~$4.7B completed across CLO and unsecured debt markets in 2025 & 2026

Generated ~$500M of additional incremental liquidity through CLO redemptions from increased leverage across new vehicles, warehouse lines and term facilities

Source: Company provided information

1) 65% leverage as of 9/30/26

Focus on Preserving and Building Liquidity

Four incremental actions create $300M of liquidity ahead of the March 2027 maturity

Illustrative Liquidity Bridge ($M)


$300M of incremental liquidity actions
$400
+$150
+$60
+$55
+$35
$700
($275)
$425
Current Liquidity
Loan Payoffs and Sales
Dividend Suspension
Additional Leverage from Bank Lines
REO Dispositions
PF Mar-27 Liquidity
Mar-27 Maturity
PF Post-Maturity

Source: Company provided information

Key Investment Highlights


Arbor benefits from strong momentum on key priorities
Focused on the resilient multifamily lending market
Adaptable originations platform enables pursuit of most attractive lending opportunities
Highly diversified capital structure and liquidity profile
Leading nationwide agencies origination and servicing platform
Annuity-based business model drives diversified income streams

Arbor's Loan Portfolio is Focused on the Highly Stable, Liquid and Resilient Multifamily Market

- ✓ *Primary focus on stable multifamily senior loans*
- ✓ *Generates strong leveraged returns*
- ✓ *Geographically diversified*
- ✓ *Balance sheet business drives GSE/Agency pipeline*

PORTFOLIO OVERVIEW	
Total Portfolio	**$12.0B**
As of:	**9/30/2026**
Average loan size	**$25.2M**
W/A loan-to-value	**78%**
Allowance for credit losses (CECL)	**1.75%**
W/A mos. to maturity	**15.5**
W/A mos. to maturity w/ext. option	**21.0**

LOAN TYPE



Bridge 93%
Mezz 3%
Pref Eq 2%
APC 2%

ASSET CLASS



Multifamily 71%
Single-Family Rental 29%
Other <1%

GEOGRAPHICAL LOCATION



TX, 23%
FL, 17%
NY, 10%
AZ, 9%
GA, 7%
Other, 34%[1]

Source: Company filings (As of September 30, 2026)

1) No other individual state represented 4% or more of the total

Arbor is Focused on Accelerating the Resolution of Non-Performing Assets

Continue to make progress, despite the significant change in landscape from the recent spike in interest rates, to reduce the significant drag on earnings.

Non-Performing Assets - 2025-2026
($ in 000s)

Delinquency Rollforward

	4Q25 UPB	4Q25 #	1Q26 UPB	1Q26 #	2Q26 UPB	2Q26 #	3Q26 UPB	3Q26 #
Beginning Balance	$ 749,250	33	$ 617,448	29	$ 481,450	19	$ 523,765	22
Additions	270,710	9	197,775	5	142,833	7	428,131	15
Transfer to REO	(88,168)	(4)	(58,925)	(3)	(100,518)	(4)	(13,200)	(1)
Modified/Payoffs	(314,344)	(9)	(274,848)	(12)	-	-	(195,240)	(2)
Ending Balance	$ 617,448	29	$ 481,450	19	$ 523,765	22	$ 743,456	34

REO Rollforward

	4Q25 Carrying Value	4Q25 #	1Q26 Carrying Value	1Q26 #	2Q26 Carrying Value	2Q26 #	3Q26 Carrying Value	3Q26 #
Beginning Balance	$ 471,347	16	$ 498,938	19	$ 520,766	21	$ 545,946	23
Transfer to REO	72,868	4	59,017	3	111,269	5	12,997	1
Sold	(28,814)	(1)	(34,768)	(1)	(78,995)	(3)	(37,422)	(3)
Impairment	(20,500)		(12,500)		(13,650)		(34,050)	
Other (CapEx / Depreciation)	4,037		10,079		6,556		3,699	
Ending Balance	$ 498,938	19	$ 520,766	21	$ 545,946	23	$ 491,170 [1]	21

Combined Non-Performing Assets

	4Q25 UPB	4Q25 #	1Q26 UPB	1Q26 #	2Q26 UPB	2Q26 #	3Q26 UPB	3Q26 #
Beginning Balance	**$ 1,220,597**	**49**	**$ 1,116,386**	**48**	**$ 1,002,216**	**40**	**$ 1,069,711**	**45**
Activity	**(104,211)**	**(1)**	**(114,170)**	**(8)**	**67,495**	**5**	**164,915**	**10**
Ending Balance	**$ 1,116,386**	**48**	**$ 1,002,216**	**40**	**$ 1,069,711**	**45**	**$ 1,234,626**	**55**
Portfolio	**12,113,107**		**11,997,293**		**12,107,031**		**11,999,718**	
% of Total Portfolio	**8.9%**		**8.0%**		**8.5%**		**9.9%**	

Source: Company filings (As of September 30, 2026)
1) Includes $117.9M of reserves related to REO assets

Arbor Maintains a High-Quality Loan Portfolio With Active Risk Management to Mitigate Potential Loan Losses

Experienced Team with Strong Track Record of Managing Through Cycles

Structured

- **Aggressive approach to portfolio management and, when necessary, taking over assets to stabilize projects**
  - Partner with strong sponsors with track record of success and maintain disciplined origination principles
  - For REO, resolution through disposition or invest strategically in asset's rehabilitation to improve NOI & occupancy
- **Current delinquencies represent just 2.5% of FY 2020 unpaid balance and 2021 – 2026 new originations of $29.3B**

Allowance for Credit Losses - Structured Business

($M)	FY'17	FY'18	FY'19	FY'20 [2]	FY'21	FY'22	FY'23	FY'24	FY'25	9M26	9M26 w/REO
Beginning Balance	$ 83.7	$ 62.8	$ 71.1	$ 88.4	$ 148.3	$ 113.2	$ 132.6	$ 195.7	$ 239.0	$ 146.0	
Provision for loan losses [1]	(0.4)	11.5	-	59.9	(24.3)	19.4	68.8	55.5	35.3	95.7	
Net charge-offs	(20.5)	(3.2)	-	-	(10.8)	-	(5.7)	(12.2)	(128.3) [3]	(31.6)	
Ending balance	$ 62.8	$ 71.1	$ 71.1	$ 148.3	$ 113.2	$ 132.6	$ 195.7	$ 239.0	$ 146.0	$ 210.1	$ 328.0 [4]
Total portfolio UPB	$2.7B	$3.3B	$4.3B	$5.5B	$12.2B	$14.5B	$12.6B	$11.3B	$12.1B	$12.0B	$12.5B
Ending balance % of total UPB	2.4%	2.2%	1.7%	2.7%	0.9%	0.9%	1.6%	2.1%	1.2%	1.8%	2.6%

Agency

- **Agency business credit risk is limited by nature of loan sales and servicing model**
  - Arbor participates in a loss-share program with Fannie Mae
  - The Company has a clear history of navigating this potential guarantee with limited losses
  - Fannie Mae delinquencies currently 4.09% with $53M of specific reserves against ~$848M of assets

Source: Company filings (As of September 30, 2026)

1) Net of reversals
2) Includes impact of adopting current expected credit loss ("CECL") on January 1, 2020 of $17.3M
3) Includes $68.9M related to a land development legacy asset from 2006 (Homewood)
4) Includes $117.9M of reserves related to REO assets

Highly Diversified Capital Structure

Enterprise Value : $13.4B



Warehouse & repo
$3.64B
CRE CLOs
$3.07B
Common equity
$2.01B
Senior unsecured notes
$1.61B
CLO repurchase facility
$1.32B
Perpetual preferred
$657M
BTR securitization
$588M
Convertible senior notes
$375M
Trust preferred
$154M

LONG–DATED SECURITIZED / CLO-LIKE DEBT

CRE CLO platform

- Extensive CRE CLO experience
- CLO 20: $933M | 1.82% over | 89% leverage | 2.5-year replenishment
- CLO 21: $674M | 1.73% over | 88% leverage | 2.5-year replenishment
- CLO 22: $713M | 1.70% over | 86% leverage | 2.5-year replenishment
- One remaining legacy CLO: ~$747M | 2.24% over SOFR | 65% leverage
- Match-funded with locked-in spreads | 81% weighted average advance rate

BTR CLO

- Improved terms vs. warehouse lines
- 81% leverage | 2-year replacement

CLO-like repurchase facility

- $1.7B facility | 2.15% over SOFR
- 73% leverage | 90% non-recourse

Warehouse & repo[1]

- 15 separate facilities | $6.6B committed

$8.6B	~81%	~58%	~2.28%
SECURED DEBT	NON-RECOURSE	NON-MTM	AVG. SPREAD

OTHER FUNDING SOURCES

Senior unsecured notes	7.26% avg. coupon | 2027–2030 maturities
Convertible senior notes	$375M | 6.25% coupon | 2029 maturity
Perpetual preferred equity	$427M @ 6.25% | $230M @ 6.375%
Trust preferred (TruPS)	~30-year unsecured | equity-like

Diversity of funding options provides Arbor with financial flexibility to adapt to changing market conditions and mitigate risk.

Source: Company provided information (As of September 30, 2026)
1) Excludes Agency debt due to its short-term nature

Unencumbered Asset Pool is Comprised of High-Quality Assets

Unencumbered Asset Pool Composition



Other assets[1]
13%
Investments in equity affiliates
3%
Securities
6%
Net MSRs
9%
Unrestricted cash
16%
1st mortgage loans
10%
Mezzanine & preferred loans
14%
CLO equity
29%
$2.8B
Total Unencumbered Assets

Significant unencumbered asset coverage of unsecured debt from high-quality asset pool

Key Unencumbered Asset Pool Highlights

- **$2.8B total unencumbered asset pool made up of high-quality assets**
- **1.43x unencumbered assets-to-unsecured debt**
  - **Averaging ~1.8x over last 8 quarters, significantly above the covenant requirement**
- **~$453M cushion vs. 1.2x**
- **CLOs remain overcollateralized and are comfortably in compliance with existing overcollateralization and interest coverage covenants**
- **58% of secured debt is nonrecourse and non-mark-to-market**

Source: Company provided information (As of September 30, 2026)

1) Other assets are comprised primarily of interest and exit fees receivable, operating lease ROU and fixed assets, deferred compensation assets, and other receivables

Arbor has Generated Strong Financial Results Over the Last 5 Years

(Amounts in 000s, except per share amounts)	Year Ended					YTD
	2021	2022	2023	2024	2025	Sep-26
Net interest income	$ 254,082	$ 390,784	$ 427,991	$ 363,258	$ 238,172	$ 150,614
Servicing revenue	166,170	196,570	208,278	202,819	190,729	135,874
Gain on sale, incl. fee based services, net	123,037	72,904	72,522	74,932	70,670	38,607
Net operating income (loss) on REOs	34,610	(259)	(189)	(168)	(6,633)	(12,192)
Income from equity affiliates	-	14,247	24,281	5,772	50,880	4,810
Other income	7,448	(2,359)	4,867	7,254	10,537	6,136
Total net revenues	**585,347**	**671,887**	**737,750**	**653,867**	**554,355**	**323,849**
Total operating expenses	237,155	227,282	223,404	239,689	237,096	177,412
Realized loan reserves / (recoveries)	12,575	(2,045)	20,499	14,790	29,707	31,894
Preferred stock dividends	21,888	40,954	41,368	41,368	41,368	31,027
Distributable earnings[1]	**$ 313,729**	**$ 405,696**	**$ 452,479**	**$ 358,020**	**$ 246,184**	**$ 83,516**
Distributable earnings ROE on common equity	18.5%	18.2%	17.8%	14.0%	9.9%	4.9%
Distributable earnings per common share[2]	$2.01	$2.23	$2.25	$1.74	$1.17	$0.41
Dividend per common share	$1.48	$1.57	$1.71	$1.72	$1.20	$0.34
Distributable EPS in excess of dividends	$0.53	$0.66	$0.54	$0.02	($0.03)	$0.07
Dividend payout ratio	74%	70%	76%	99%	103%	83%

Solid earnings base driven by thriving multifamily focused GSE/Agency platform as well as a well-positioned balance sheet business with entrenched low-cost CLOs that allow for outsized levered returns

Source: Company filings (As of September 30, 2026)

1) Distributable Earnings is a non-GAAP measure that excludes certain one-time items, as well as certain non-cash items. These adjustments are reflected on the appropriate line items shown on this page
2) $1.07 including realized losses totaling $22.6M in 2025; $0.15 including realized losses totaling $54.2M in 9M26

Historical Reconciliation of Distributable Earnings to GAAP Net Income (Loss)

(Amounts in 000s, except per share amounts)	Year Ended					YTD
	2021	2022	2023	2024	2025	Sep-26
Net income (loss) - common stockholders	$ 317,412	$ 284,829	$ 330,065	$ 223,272	$ 107,427	$(122,068)
Adjustments:						
Net income (loss) - noncontrolling interest	38,507	28,044	29,122	19,278	9,033	(10,507)
Income from mortgage servicing rights	(130,230)	(69,346)	(69,912)	(51,272)	(54,532)	(32,849)
Deferred tax provision (benefit)	10,892	(1,741)	(7,349)	(11,613)	3,773	(6,970)
Amortization and write-offs of MSRs	91,356	104,378	77,829	76,922	81,112	60,515
Depreciation and amortization	10,900	11,069	16,425	12,040	26,217	21,503
Loss on extinguishment of debt	3,374	4,933	1,561	412	2,919	-
Provision for credit losses, net	(39,856)	25,077	68,642	65,537	32,487	89,963
Loss (gain) on derivative instruments, net	432	3,480	(8,844)	9,212	(3,379)	2,763
(Gain) loss on real estate	(2,466)	-	-	-	27,338	69,026
Loss on redemption of preferred stock	3,479	-	-	-	-	-
Stock-based compensation	9,929	14,973	14,940	14,232	13,789	12,140
Distributable earnings[1]	**$ 313,729**	**$ 405,696**	**$ 452,479**	**$ 358,020**	**$ 246,184**	**$ 83,516**
Distributable earnings per common share[2]	$2.01	$2.23	$2.25	$1.74	$1.17	$0.41
Diluted weighted average shares outstanding	156,089,595	182,224,404	201,549,221	205,526,610	209,733,331	201,632,871

Source: Company filings (As of September 30, 2026)

1) Amounts are attributable to common stockholders and OP Unit holders. The OP Units are redeemable for cash, or at the Company's option for shares of the Company's common stock on a one-for-one basis
2) $1.07 including realized losses totaling $22.6M in 2025; $0.15 including realized losses totaling $54.2M in 9M26